UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15683 (Commission File Number)	88-0381646 (IRS Employer Identification No.)

27F (Changqing Building)
172 Zhongshan Road
Harbin City, China 150040
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 00-86-451-82695957

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.                      Departure of Directors or Certain Officers; Appointment of Certain Officers.

On July 6, 2010, the registrant issued a press release announcing that Mr. Low Yan Seong has been appointed as the registrant’s new Chief Financial Officer effective July 1, 2010.  In the press release, the registrant also reported that Ms. Jing Zhu resigned her position as the Company’s Chief Financial Officer effective July 1, 2010.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Mr. Yan Seong, age 38, was a principal of the TopWin Investment Group Company, a financial consultancy and advisory services company in Beijing, from January 2009 until June 2010.  From April 2008 until December 2008, Mr. Yan Seong was chief financial officer of Perfect Sky Limited, a China-based pharmaceutical company.  He has also served as the chief financial officer of Ace Achieve Infocom Limited, a company listed on the Singapore Stock Exchange and engaged in the business of providing telecommunications solutions and products in China, and has held positions with Deloitte & Touche in its Beijing and Singapore offices.  Mr. Yan Seong currently serves as a member of the Board of Directors and as a member of the Audit Committee of Sinotop Holdings Berhad, a China-based textile manufacturer listed on the Kuala Lumpur Stock Exchange.  Mr. Yan Seong holds a degree in Commerce and Financial Accounting from the Tunku Abdul Rahman College, Malaysia, and passed the UK Master’s Degree equivalent examination of the Association of Chartered Certified Accountants in 1996.

In connection with Mr. Yan Seong’s appointment as Chief Financial Officer, the registrant and Mr. Yan Seong entered into an employment agreement with a term of three years commencing July 1, 2010.  Under the employment agreement, Mr. Yan Seong will receive an annual base salary of $120,000, increasing to $150,000 upon the listing of the registrant’s common stock on the NASDAQ Stock Market. Mr. Yan Seong may be granted bonuses in the discretion of the registrant’s board or compensation committee.  Also, the employment agreement provides for the annual grant to Mr. Yan Seong of 25,000 restricted shares of the registrant’s common stock, increasing to 40,000 shares upon the listing of the registrant’s common stock on the NASDAQ Stock Market.  The employment agreement also contains non-competition, non-solicitation and non-disclosure provisions.  The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)		Exhibits

	Exhibit No.	Description

	10.1	Employment Agreement with Mr. Low Yan Seong dated July 1, 2010.
	99.1	Press release dated July 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

Date: July 6, 2010	By:	/s/ Zhonghao Su
Zhonghao Su
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Employment Agreement with Mr. Low Yan Seong dated July 1, 2010.
99.1	Press release dated July 6, 2010.